TO:    Rio Properties, Inc. ("Counterparty")
       Attn: Roger M. Szepelak
       Rapidfax: (702) 252 7633

FROM:  Bank of America National Trust and Savings Association
       ("BofA")
       555 California Street
       San Francisco, CA 94104
       William L. Denton
       Phone No.: (415) 953-1449
       Rapidfax No.: (415) 622-3548

DATED: August 11, 1994

RE:    USD 40,000,000.00 Swap Transaction

Dear Sir:

     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the 1992 Master Agreement specified below.

     The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     1. This Confirmation supplements, forms part of, and is subject to, the 1992 Master Agreement dated as of July 28, 1993, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     THIS FACSIMILE TRANSMISSION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS SWAP TRANSACTION EXCHANGED BETWEEN US. Per the ISDA guidelines, this facsimile transmission will be sufficient for all purposes to evidence a binding supplement to the Agreement. However, we will agree to sign and return your hard copy versions of this Confirmation, should you need to meet audit requirements.

     2. The terms of the particular Swap Transaction, that is a Rate Cap Transaction, to which this Confirmation relates are as follows:

Notional Amount:              USD 40,000,000.00
Trade Date:                   August 10, l994
Effective Date:               September 30, 1994

Termination Date:             September  30,  1997,  subject   to
                              adjustment in accordance  with  the
                              Modified  Following  Business   Day
                              Convention

Fixed Amounts:

     Fixed Rate Payer:        Counterparty

     Fixed Rate Payer
     Payment Date:            August 12, 1994

     Fixed Amount:            USD 796,000.00

Floating Amounts:

     Floating Rate Pay        BofA

     Cap Rate:                7.00000%

     Floating Rate Payer
     Payment Dates:           The  30th of March, June, September
                              and    December   of   each   year,
                              beginning  with December 30,  1994,
                              ending   on   and   including   the
                              Termination Date

     Floating Rate for
     Initial Calculation
     Period:                  To be determined.

     Floating Rate Option:    USD-LIBOR-BBA

     Designated Maturity:     Three (3) Months

     Floating Rate Day
     Count Fraction:          Actual/360

     Reset Dates:             First   day   of  each  Calculation
                              Period

     Compounding:             Inapplicable

Business Day:                 New York and London

Business Day Convention:      Modified Following

Calculation Agent:            BofA

     3.   Account Details

          Payments to BofA:   Fed Funds to Bank of America NT and
                              SA San Francisco ABA No. 1210-0035-
                              8  BISD Acct No. 33006-83980  Attn:
                              IRS Operations

          Payments to
          Counterparty:       Fed Funds to Bank of America Nevada
                              Las  Vegas Nevada ABA No. 1224 0072
                              4  Account Rio Properties Inc. Acct
                              No. 99005 9875

     4.   Offices

          Office of BofA:     The San Francisco Head Office

          Office of
          Counterparty:       Las Vegas, Nevada

     Variations to the
     Exchange Agreement for
     this Swap Transaction:   None

     Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a telex or letter, within 24 hours of receipt of this Confirmation to Bank of America NT & SA San Francisco Telex No 249839 Answer Back OPRST UR or Rapidfax No. 415-622-3548 Attention: William L. Denton RMPG Operations, substantially in the form below:

     Quote

     We acknowledge receipt of your rapidfax dated August 11, 1994 with respect to the Swap Transaction entered into on August 10, 1994 between Rio Properties, Inc. and Bank of America National Trust and Savings Association with a Notional Amount of USD 40,000,000.00 and a Termination Date of September 30, 1997, and confirm our agreement to be hound by the terms specified in such rapidfax.

     Unquote

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

     This Confirmation shall be conclusively deemed accurate  and complete  by  Counterparty  if not objected  to  within  two  (2)
Business Days from the date of receipt.

                                   Yours sincerely,


                                   For and on behalf of:
                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION



                                   By:/s/Bob Oxenburg
                                   Name: Bob Oxenburg
                                   Title: VP

Confirmed as of the
date first above written:
RIO PROPERTIES, INC.



By:/s/James A. Barrett Jr.         By:
Name: James A. Barrett Jr.         Name:
Title: President                   Title:

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